UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2023

LUCY SCIENTIFIC DISCOVERY, INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-41616	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301-1321 Blanshard Street

Victoria, British Columbia, Canada V8W 086

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (778) 410-5195

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of class	Trading symbol	Name of exchange on which registered
Common Shares, no par value	LSDI	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 12, 2023, Lucy Scientific Discovery, Inc. a corporation existing under the laws of the Province of British Columbia (“Lucy Scientific” or “Acquiror”), 1438430 B.C. Ltd., a corporation existing under the laws of the Province of British Columbia (“SubCo”) and Bluesky Biologicals Inc., a corporation existing under the laws of the Province of British Columbia (“Bluesky” or “Acquiree”), entered into that certain Amalgamation Agreement (the “Agreement”), pursuant to which Acquiree and SubCo agree to amalgamate pursuant to the provisions of Division 3 of Part 9 of the Business Corporations Act (British Columbia) to form a new amalgamated company (“Amalco”) and pursuant to a three-cornered amalgamation, in connection with which Acquiror will issue certain of its securities to the current securityholders of Acquiree in exchange for common shares of the Amalco (the “Transaction”).

Under the Transaction, securityholders of Acquiree will receive (i) 3,511,613 million Acquiror common shares at the completion of the Transaction and (ii) annual earn-out payment (the “Earn-Out Payments”) payable for the six (6) month period ended June 30, 2024, four (4) consecutive fiscal years ending on June 30, 2028, and the six (6) month period ending December 31, 2028, in amounts equal to two and one half times (2.5x) annual EBITDA of Amalco. The Acquiror has discretion to pay the Earn-Out Payments with either Acquiror common shares or cash.

The Agreement contains representations, warranties and covenants of the parties customary for a transaction of this nature and closing is conditional upon certain events as outlined in the Agreement, including closure of the September 6, 2023 stock purchase agreement between the Acquiror and Hightimes Holding Corp.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the form of the Agreement, a copy of which is filed herewith as Exhibit 2.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Agreement is hereby incorporated by reference into this Item 3.02. The Acquiror common shares to be issued to securities holder of Acquiree pursuant to the Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are instead being offered pursuant to the exemption from registration provided in Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01. Regulation FD Disclosure

On September 12, 2023, Lucy Scientific issued a press release (the “Press Release”) announcing that it had entered into the Agreement. The full text of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Item 7.01 and in Exhibit 99.1 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Amalgamation Agreement, among Lucy Scientific Discovery, Inc., B.C. Ltd., and Bluesky Biologicals Inc., dated September 12, 2023.
99.1	Press Release of Lucy Scientific Discovery, Inc., dated September 12, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2023

Lucy Scientific Discovery, Inc.

/s/ Richard Nanula
Richard Nanula
Chief Executive Officer & Executive Chairman

2